Exhibit No. 23.1
Form SB-2
Wrap-N-Roll USA, Inc.






          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for Wrap-N-Roll USA, Inc., of our report dated February 16, 2001, relating to the December 31, 2000 financial statements of Wrap-N-Roll USA, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts".





PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
July 5, 2001

                             E-3